UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 4, 2011

Validus Holdings, Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	001-33606	98-0501001
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

29 Richmond Road, Pembroke, Bermuda		HM08
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(441) 278-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

(d) In light of the results of the non-binding advisory vote of the shareholders of Validus Holdings, Ltd. (the "Company") at the Company's Annual General Meeting held on May 4, 2011 as reported in the Company's Current Report on Form 8-K filed on May 9, 2011, the Company has determined that it will hold an annual advisory vote on the compensation payable to its named executive officers until the next advisory vote on the frequency of shareholder votes on the compensation payable to the Company's named executive officers is required, or until the Board of Directors of the Company determines that it is in the best interest of the Company to hold such vote with a different frequency.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Validus Holdings, Ltd.

May 23, 2011	By:	/s/ Joseph E. (Jeff) Consolino

Name: Joseph E. (Jeff) Consolino
Title: President and Chief Financial Officer